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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                Information Statement Pursuant to Section 14 (c)
          Of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate Box:
        [X] Preliminary Information Statement
        [ ] Confidential, for use of the Commission Only (as permitted by
            Rule 14c-5(d)(2))
        [ ] Definitive Information Statement

                           FIELDS TECHNOLOGIES, INC.
                  --------------------------------------------
                 (Name of Registrant As Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-1:

(1) Title of each class of securities to which transaction applies:

    ____________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:

    ____________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ____________________________________________________________________________
(4) Proposed maximum aggregate value of transaction

    ____________________________________________________________________________
(5) Total Fee Paid:

    ____________________________________________________________________________

[ ] Fee paid previously with preliminary materials Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previously filing by registration statement number, or the Form or Schedule and the date of its filing.

(1).  Amount Previously Paid _________________________________________________
(2).  Form, Schedule or Registration Statement No.____________________________
(3).  Filing Party:___________________________________________________________
(4).  Date Filed:_____________________________________________________________

First Mailed to Stockholders on or about June 13, 2002.

                            FIELDS TECHNOLOGIES, INC.
                       333 Main Street #300; P.O. Box 5000
                               Park City, UT 84060

To the Stockholders of Fields Technologies, Inc:

         This Information Statement was mailed on or about June 13, 2002 to the stockholders of record on June 6, 2002 of Fields Technologies, Inc., a Delaware corporation (the "Company" or "Fields") in connection with certain actions taken by the Company pursuant to the written consent of the majority stockholders ("Written Consent") of the Company, dated May 8, 2002. The Written Consent and the enclosed Information Statement concern the approval of (1) a proposal to change our name to Park City Group, Inc., ("Name Change") and (2) a proposal to change our domicile from the State of Delaware to the State of Nevada through a reincorporation merger ("Reincorporation Merger"). The Name Change will be effected through the Reincorporation Merger as described in the attached Information Statement.

         Our Board of Directors has already approved these proposals. The stockholders who collectively hold a majority of the voting power of our common stock have already approved these proposals by written consent, to be effective twenty (20) days from the date of this Information Statement. Therefore, this Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described in this Information Statement.

         We encourage you to read this Information Statement carefully.

         THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                          Sincerely,

                                          /s/ Randall K. Fields
                                          --------------------------------------
                                          Randall K.  Fields
                                          President and Chief Executive Officer
                                          Fields Technologies, Inc.

                            FIELDS TECHNOLOGIES, INC.
                       333 Main Street #300; P.O. Box 5000
                               Park City, UT 84060

                        PRELIMINARY INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

              NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF
                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE EFFECTIVE July 3, 2002.


                                  June 13, 2002

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that we plan to take the following action pursuant to Written Consent of the Majority Stockholders of Fields Technologies, Inc.:

         (1)      to change our name to Park City  Group,  Inc.("Name  Change");
                  and

         (2) to change our domicile from the State of Delaware to the State of Nevada through a reincorporation merger ("Reincorporation Merger").

         On May 8, 2002, our Board unanimously approved both the Name Change proposal and the Reincorporation Merger proposal. The Name Change will be effected in connection with the Reincorporation Merger. If for any reason the Reincorporation Merger is not completed, the Name Change will be effected through an amendment to our current Certificate of Incorporation and filed with the Secretary of State of Delaware. A copy of the Nevada Articles of Incorporation and Bylaws are attached to the Information Statement as Exhibits.

         The Board of Directors has fixed the close of business on June 6, 2002, as the Record Date for determining the Stockholders entitled to notice of the foregoing. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the Delaware General Corporation Law (the "DGCL").

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                             By order of the Board of Directors,

                                              /s/ Randall K.  Fields
                                              -----------------------------
                                              Chairman of the Board

                            FIELDS TECHNOLOGIES, INC.
                       333 Main Street #300; P.O. Box 5000
                               Park City, UT 84060

                        PRELIMINARY INFORMATION STATEMENT
                                       AND
                    NOTICE OF ACTION TAKEN WITHOUT A MEETING

Dated: June 13, 2002

         This Information Statement and Notice of Action Taken Without a Meeting (collectively, the "Information Statement") is furnished by the Board of Directors of Fields Technologies, Inc., (the "Company" or "Fields"), a Delaware corporation, to the holders of the Company's $.01 par value common stock at June 6, 2002 to provide information with respect to action taken by written consent of the holders of a majority of the outstanding shares ("Majority Stockholders") of the Company's Common Stock that were entitled to vote on such action. This Information Statement also constitutes notice of action taken without a meeting as required by Section 228 of the Delaware General Corporation Law. The written consent of the Majority Stockholders approved the following:

         o        the change of our name to "Park City Group", Inc. and

         o the change of our domicile from the State of Delaware to the State of Nevada through a Reincorporation Merger.

         The Majority Stockholders signed the written consent on May 8, 2002. Therefore, all required corporate approvals of the transaction have been obtained, subject to furnishing this notice and effective 20 days from the date of this notice. This Information Statement is furnished solely for the purpose of informing stockholders of this corporate action in the manner required by Rule 14c-2(b) under the securities Exchange Act of 1934.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

         The record date for determining stockholders entitled to receive this Information statement has been established as of the close of business on June 6, 2002. As of the record date, we had 162,509,898 shares of Common Stock issued and outstanding. Each share of Common Stock held of record on the record date represents one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                               DISSENTERS' RIGHTS

         Under the Delaware General Corporation Law ("DGCL"), neither of the proposals approved by the Majority Stockholders require the Company to provide dissenting Stockholders with a right of appraisal and the Company will not provide Stockholders with such a right.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                              TO MATTERS ACTED UPON

         The Company is not aware of any interest that would be substantially affected through the increase in the number of its authorized shares whether adversely or otherwise.

                                VOTING SECURITIES

         As of the Record Date, the Company's authorized capitalization consisted of 300,000,000 shares of Common Stock, par value $.01 per share and 30,000,000 shares of Preferred Stock, par value $.01 per share. As of the Record Date, there were 162,509,898 shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of Common Stock entitles its holder to one vote on each matter submitted to the Stockholder.

                               MATTERS VOTED UPON

         Effective May 8, 2002, the Board of Directors and Majority Stockholders of Fields approved the following proposals:

         (1) a proposal to change our name to Park City Group, Inc., ("Name Change") and

         (2) a proposal to change our domicile from the State of Delaware to the State of Nevada through a reincorporation merger ("Reincorporation Merger").

         Each of these proposals is further described below.

         The Name Change will be effected through the Reincorporation Merger. We anticipate that we will file a Certificate of Merger in the State of Delaware and Articles of Merger in the State of Nevada on or about July 3, 2002, after the expiration of the time period required in 14c-5 of the Securities Exchange Act of 1934.

                     APROVAL OF PROPOSAL TO CHANGE OUR NAME

General

         Our Board of Directors has unanimously approved a proposal to change our name to Park City Group, Inc. The Board has proposed that, the name change be effected through the Reincorporation Merger described below. If for any reason the Reincorporation Merger is not completed, the Board has proposed that the Name Change proposal be effected by amending our current Certificate of Incorporation. Article I of our Certificate of Incorporation currently provides that the name of the Company is "Fields Technologies, Inc." If the Name Change is not effected through the Reincorporation Merger, our Board of Directors has proposed an amendment to the Company's Certificate of Incorporation to change our name to "Park City Group, Inc." Our Board has recommended to our Majority Stockholders that they vote in favor of the Name Change Proposal.

Consent Required

         Approval   of  the   Name   Change   proposal,   either   through   the
Reincorporation   Merger  or  through  an  amendment  to  our   Certificate   of
Incorporation, requires the consent of the holders of a majority of the outstanding shares of our Common Stock. The Majority Stockholders, who beneficially own approximately 67% of the outstanding shares of our Common Stock as of the Record Date, have given their consent to this Name Change proposal and accordingly, the requisite stockholder approval of this proposal was obtained by the execution of the Majority Stockholders' written consent in favor of the proposal.

Reasons for Name Change

         The Company's primary product is sold under the name of "Park City Group" and the Company is closely identified with this product and name. The Board of Directors believes it is in the best interest of the Company to take advantage of our product identity by adopting the name Park City Group, Inc. as our corporate name.

         We will attempt to have the trading symbol for our common stock changed from "_____" to a symbol more readily associated with our new name.

                 APPROVAL OF REINCORPORATION PROPOSAL, INCLUDING
                          AGREEMENT AND PLAN OF MERGER

Description of the Proposed Reincorporation

         Our Board of Directors believes that the best interests of the Company and our stockholders will be served by changing the Company's state of incorporation from the State of Delaware to the State of Nevada. The Board unanimously adopted a resolution approving the Reincorporation Merger. The Board recommended to our Majority Stockholders that they vote in favor of the Reincorporation Proposal.

Consent Required

         Approval of the Reincorporation Proposal required the consent of the holders of a majority of the outstanding shares of our common stock. The Majority Stockholders, who beneficially own approximately 67% of the outstanding shares of our common stock, have given their consent to the Reincorporation Proposal and accordingly, the requisite stockholder approval of this proposal was obtained by the execution of the Majority Stockholders' written consent in favor of the Reincorporation Proposal.

General

         The reincorporation will be effected by merging the Company with and into our newly formed subsidiary, Park City Group, Inc. ("Park City"). Park City is a Nevada corporation that has recently been organized at the direction of our Board of Directors to facilitate the reincorporation. Upon completion of the reincorporation, the Company will cease to exist in accordance with the Delaware General Corporation Law (the "DGCL"), and Park City will operate the business of the Company under the name Park City Group, Inc. in accordance with the Nevada Revised Statutes ("NRS").

         In the Reincorporation Merger, each outstanding share of the Company's common stock will be converted automatically into one share of Park City Common Stock, par value $0.01 per share ("Park City Common Stock"). Park City will assume and continue the outstanding stock options and all other employee benefit plans of the Company. As of the Effective Date, each outstanding and unexercised option, warrant or other right to purchase shares of the Company's common stock will become an option, warrant or right to purchase shares of Park City Common Stock on the same terms and conditions as the original option, warrant or right to purchase.

         The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the bylaws of Park City, copies of which are attached hereto as Exhibits A, B and C, respectively.

Principal Reasons for the Reincorporation

         The Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Nevada. For various periods in the Company's long history, the Company's minutebooks and similar corporate records may not be complete. In order to cure any uncertainty attributable to that lack of completeness and to avoid possible resulting difficulties the Company might encounter, including possible difficulties the Company might encounter in obtaining financing, the Company determined that it should reincorporate. In that connection, the Company also determined that a reincorporation involving a change of domicile would be materially less expensive and time-consuming than a reincorporation not involving a change of domicile. In deciding where to reincorporate, the Company determined that Nevada would be most appropriate because (1) Nevada corporate law is substantially similar to Delaware corporate law, and, therefore, reincorporating to Nevada would involve few, if any, changes for the Company, from a legal point of view,(2) because of the growing popularity of Nevada as a jurisdiction for incorporation, particularly in Utah (where the Company is headquartered), Nevada corporate law is becoming increasingly predictable and the Company should have convenient access to attorneys with expertise in Nevada corporate law, and (3) Nevada's franchise tax and other fees are modest, particularly compared with Delaware's.

No Change In Board Members, Business, Management, Employee Benefit Plans Or Location of Principal Facilities of the Company

         The reincorporation will effect a change in the legal domicile of the Company, but not its physical location. The reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The officers and directors of the Company will become the officers and directors of Park City.

         Each stock option, warrant or other right to acquire Company common stock will automatically be converted into an option, warrant or right to purchase that number of shares of Park City Common Stock upon the same terms, and subject to the same conditions, as apply to the current option, warrant or right. Park City will assume all of the Company's employee benefit plans. The Company's other employee benefit arrangements will also be continued by Park City upon the terms and subject to the conditions currently in effect.

Rights of Stockholders to Dissent

         Since the reincorporation will be conducted through a merger of the Company into its wholly-owned subsidiary, Park City, under DGCL, the Company's stockholders will not have a right to dissent from the Reincorporation Proposal and receive the fair market value of their shares in cash.

Market For Common Stock

         The Company's Common Stock is currently trading on the OTC Bulletin Board under the symbol FLDT. Following consummation of the Reincorporation Merger, Park City will continue to trade on the OTC Bulletin Board without interruption. We anticipate the new ticker symbol " will be "_____". As of June 6, 2002, there were ___ record holders of Company common stock. Park City is a newly formed corporation and there is currently no established trading market for its securities. However, we anticipate that following the Reincorporation Merger, the shares of Park City Common Stock will trade on the OTC Bulletin Board.

Anticipated Dividend Policy

         The reincorporation is not expected to affect our dividend policy. The Company has never paid a cash dividend on its common stock and does not anticipate paying cash dividends on its common stock in the foreseeable future. The payment of cash dividends, if any, will be made only from assets legally available for that purpose, and will depend on the Company's financial condition, results of operations, current and anticipated capital requirements, restrictions under then existing debt instruments and other factors deemed relevant by the board of directors. Holders of Park City Common Stock will be entitled to receive dividends when, as and if declared by the Board of Directors of Park City out of funds legally available therefor.

Resales of Park City Stock

         The extent to which shares of Park City Common Stock to be issued to stockholders of the Company in connection with the reincorporation will be freely transferable by those stockholders will be determined by the extent to which shares of the Company's common stock are currently freely tradable by the stockholders. If a stockholder's shares of the Company's common stock are freely tradable, the shares of Park City Common stock issued in the Reincorporation Merger to such stockholder will be freely tradable. If a stockholder's shares of the Company's common stock are restricted or are deemed to be control shares owned by an "affiliate" of the Company, the shares of Park City Common stock issued in the Reincorporation Merger to such stockholder will be restricted or will be deemed to be control shares of Park City Common Stock.

         Restricted shares may eventually become tradable in market transaction under SEC Rule 144. Under Rule 144, a holder of restricted common stock who complies with the conditions of Rule 144 (including those that require the holder's sales to be aggregated with sales by certain other persons) would be able to sell in the public market, without registration, a number of shares not to exceed, in any three-month period, the greater of (i) 1% of the outstanding shares of Park City Common Stock, and (ii) the average weekly trading volume in such shares during the preceding four calendar weeks. The ability to resell shares of Park City Common Stock received in the reincorporation under Rule 144 will be subject to Park City's having satisfied its reporting requirements under the Securities Exchange Act of 1934, as amended, for specified periods prior to the time of sale. For purposes of calculating a stockholder's holding period of restricted shares under Rule 144, the date of acquisition of shares of Park City Common Stock will be the same date on which the Company's common stock was acquired.

Anticipated Effective Date

         Inasmuch as the Board of Directors and the Majority Stockholders have approved the Reincorporation Proposal and Merger Agreement, no further corporate action is required in order for the Reincorporation Merger to be completed. The Reincorporation Merger will become effective upon the filing of a Certificate of Merger in the State of Delaware and Articles of Merger in the State of Nevada. We believe the reincorporation will be effective on or about July 3, 2002.

Accounting For The Transaction

         Upon consummation of the Reincorporation Merger, the historical financial statements of the Company will become the historical financial statements of Park City. Total stockholders' equity will be unchanged as a result of the reincorporation.

Federal Income Tax Consequences

         The following is a discussion of certain federal income tax considerations that may be relevant to holders of Company common stock who receive Park City Common Stock in exchange for their Company common stock as a result of the proposed reincorporation. No state, local, or foreign tax consequences are addressed herein. This discussion does not address the state, local, federal or foreign income tax consequences of the reincorporation that may be relevant to particular Company stockholders, such as dealers in securities, or who acquire their shares upon the exercise of stock options, warrants or other rights to purchase shares of capital stock. In view of the varying nature of such tax considerations, each stockholder is urged to consult his or her own tax advisor as to the specific tax consequences of the proposed reincorporation, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation qualifies as reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following federal income tax consequences generally should result:

         (a) No gain or loss should be recognized by the stockholders of the Company upon conversion of their Company common stock into Park City Common Stock pursuant to the reincorporation;

         (b) The aggregate tax basis of Park City Common Stock received by each stockholder of the Company in the reincorporation should be equal to the aggregate tax basis of Company common stock converted in exchange therefore;

         (c) The holding period of Park City Common Stock received by each stockholder of the Company in the reincorporation should include the period during which the stockholder held his or her Company common stock converted therefor, provided such Company common stock, is held by the stockholder as a capital asset on the effective date of the reincorporation; and

         (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the reincorporation.

         The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the reincorporation under the Code nor have we obtained an opinion of counsel with respect to the Reincorporation Proposal. Therefore, no assurances can be given that the expected tax result will be achieved in the proposed transaction. However we believe that the reincorporation should qualify as reorganization within the meaning of Section 368(a) of the Code.

Anti-Takeover Implications

         The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the board of directors or take significant action that affects the Company. The DGCL and the NRS permit the establishment of a staggered board of directors, but the Company has not done so. The NRS allows for a special meeting of stockholders to be called when authorized under the bylaws or when called by resolution of the board of directors. For a more complete discussion of differences between the corporate laws of Nevada and Delaware, see "Comparison Between the Company's Certificate of Incorporation and Bylaws and the Park City Articles of Incorporation and Bylaws."

         Both the NRS and the DGCL permit a corporation to adopt such measures as stockholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Board of Directors has no current intention following the reincorporation to amend the Park City Articles of Incorporation or bylaws to include provisions which might deter an unsolicited takeover attempt; however, in the discharge of its fiduciary obligations to the stockholders, the Board of Directors will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the board of directors' ability to negotiate with an unsolicited bidder.

Comparison Between the Company's Certificate of Incorporation and Bylaws and the Park City Articles of Incorporation and Bylaws.

         The following summary compares the Company's Certificate of Incorporation, as amended, and the Company's Bylaws with the Park City Articles of Incorporation and Bylaws. This is merely a summary, does not purport to be complete and is qualified in its entirety by reference to the Company's Certificate of Incorporation and Bylaws, which are available from the Company, and the Park City Articles of Incorporation and Bylaws which are attached hereto as exhibits.

         Common Stock. Both the Company's Certificate of Incorporation and the Park City Articles of Incorporation provide that there are 300,000,000 shares of $.01 par value common stock authorized.

         Preferred Stock. Both the Company's Certificate of Incorporation and the Park City Articles of Incorporation provide that there are 30,000,000 shares of $.01 par value preferred stock authorized. Like the Company's Certificate of Incorporation, the Park City Articles of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Therefore, although it has no current intention of doing so, the Board of directors, without stockholder approval, could authorize the issuance of preferred stock upon terms which could have the effect of delaying or preventing a change in control of the Company or Park City, or modifying the rights of holders of the Common Stock under either Nevada or Delaware law. The Board of Directors could also utilize such shares for further financing, possible acquisitions and other uses.

         Size of the Board Of Directors. The Company's Certificate of Incorporation does not make reference to the number of directors. The Company's bylaws provides for not less than one and further provide that the Board of Directors may increase or decrease the number of directors. The Articles of Incorporation of Park City provides for not less than one director and also provides that the Board may increase or decrease the number of directors. Under the NRS, although changes in the number of directors, in general, must be approved by the holders of a majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the stockholders. Delaware law permits the board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Park City Articles of Incorporation provide that the number of directors will be as specified in the bylaws and authorizes the board of directors to adopt, alter or repeal the bylaws. Following the reincorporation, the Board of Directors could amend the bylaws to change the size of the board of directors without further stockholder approval. The Park City Articles of Incorporation names an initial, single director. As part of the reincorporation all of the current directors of the Company will be named as directors of Park City.

         Power To Call Special Stockholders' Meetings. Under the NRS, meetings of stockholders are to be called as provided by the bylaws. Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The bylaws of the Company and the bylaws of Park City authorize only the President, the Chairman of the board of directors and the holders of 10% or more of the outstanding common stock to call a special meeting of stockholders.

         Transactions With Major Stockholders, Directors, Officers And Employees. Under the NRS, certain transactions by a corporation, including a loan or guaranty or other financial assistance from a corporation to a stockholder having 10% or more of the voting power of the corporation, are subject to restrictions, such as obtaining prior approval of the board of directors and/or non-interested stockholders. Pursuant to the DGCL, certain transactions by a corporation with its directors or officers must be approved by the vote of the disinterested directors or the stockholders, or by the stockholders, after full disclosure. Additionally, the DGCL provides that loans, guarantees or other financial assistance to officers and employees of the corporation are permitted when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. The Articles of Incorporation and the bylaws of Park City and the Certificate of Incorporation and the bylaws of the Company are silent as to this issue.

         Limitations On Personal Liability Of Directors. The Park City Articles of Incorporation contains a provision eliminating the personal liability of the directors to the extent permitted by the NRS. The Company's Certificate of Incorporation contain no analogous provision., although it does contain certain provisions which authorize the board of directors indemnify the officers, directors, employees and agents of the Company from damages arising from their services to the Company, and the Company's bylaws include provisions which grant such indemnification. The Articles of Incorporation and bylaws of Park City have provisions, which achieve substantially the same effect for indemnification matters.. These provisions are subject to the limitations imposed by the NRS and the DGCL, which are substantially similar to each other, with the exception that the provisions of the NRS are somewhat more restrictive than the DGCL in respect of the corporation's indemnification where the indemnified party engaged in misconduct, fraud or unlawful acts with respect to his or her activities upon which claims for damages are made.

Comparison Of Stockholder Rights Under Delaware And Nevada Law

         Although Nevada corporation laws and Delaware corporation laws are similar in many respects, they do differ in some respects. Although this Information Statement does not set forth all of the differences, certain of those differences, which may affect the rights of the stockholder If the reincorporation is completed, Company common stockholders will become holders of Park City Common Stock, and the rights of the Company's stockholders as holders of Park City stock will be governed by Park City's Articles of Incorporation, bylaws, and Nevada law. These stockholders' rights will differ in several respects from the rights held under Company's Certificate of Incorporation, bylaws and Delaware law.

         The following comparison summarizes certain differences between the rights of Company stockholders and the rights of Park City stockholders. This summary is not a complete statement of the differences between the Delaware and Nevada law. It is also not a complete statement of the differences between Park City's Articles of Incorporation and bylaws and the Company's Certificate of Incorporation and bylaws.

Classes Of Directors

         Park City. Park City's bylaws provides for one class of directors serving until their successors are elected at the next annual meeting of stockholders (unless a director dies, resigns or is removed before that meeting). The NRS requires at least one-fourth of the directors to be elected annually.

         Company. The Company's bylaws also provide for one class of directors serving until their successors are elected at the next annual meeting of stockholders (unless a director dies, resigns or is removed before that meeting). Delaware law permits, but does not require, a board of directors divided into up to three classes with staggered terms, with only one class elected each year.

Authority Of Directors.

         Both the NRS and the DGCL give directors broad authority in managing the affairs of a corporation.

Filling Vacancies On The Board Of Directors

         Under the Delaware Law, vacancies on the board of directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum unless otherwise provided in the certificate of incorporation or by-laws. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, the Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The by-laws of the Company and Park City address the issue of director vacancies in the same manner. Therefore, the change from Delaware law to Nevada law will not alter stockholders' rights with respect to filling vacancies.

Removal Of Directors

         Park City. Under the NRS, a director of a Nevada corporation may be removed with or without cause by the holders of two-thirds of the shares entitled to vote thereon, unless the articles of incorporation of the corporation provide for a greater percentage (and Park City's do not). However, if the corporation's articles provide for cumulative voting to elect directors, such directors may not be removed other than by a vote of a sufficient number of shares to have prevented their election in the first instance. Park City's Articles of Incorporation do not provide for cumulative voting.

         Company. Delaware law provides that any director or the entire board of directors of a Delaware corporation may generally be removed, with or without cause, by vote of the holders of a majority of the outstanding stock entitled to vote. A notice of the special meeting for removal must be provided, indicating an intention to act at such special meeting upon a director's removal.

Anti-Takeover Provisions (Business Combinations)

         Both the Delaware Law and the Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.

         Under the Delaware Law, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder, (i) unless the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) upon consummation of such transaction, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iv) at or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66% of the corporation's outstanding voting stock at an annual or special meeting and not by written consent, excluding shares owned by the interested stockholder. The Delaware Law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock. Delaware law allows corporations to opt-out of the statute with provisions expressly electing not to be governed by such statutory provisions. The Company's Certificate of Incorporation does not contain such provisions electing not to be governed by such statutory provisions.

         The Nevada Law regulates business combinations more stringently. First, an interested stockholder is defined as a beneficial owner of ten percent (10%) or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to Delaware's provision that allows interested stockholder combinations at the time of the transaction with stockholder approval. Finally, after the three-year period, combinations remain prohibited unless they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. Park City's Articles of Incorporation do not contain such provisions electing not to be governed by such statutory provisions.

Stockholder Action Without A Meeting

         Park City. Under the NRS, any action required or permitted to be taken at a stockholders meeting may be taken without a meeting pursuant to the written consent of the holders of the number of shares of voting stock that would have been required to effect the action at an actual meeting of stockholders.

         Company. Under the DGCL, unless otherwise provided in the certificate of incorporation (and the Certificate of Incorporation of the Company does not provide otherwise), stockholders may take any action on which they are required or permitted to vote on without a meeting if a written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Submission Of Stockholder Proposals

         Neither  Park  City's  Articles  of  Incorporation  and  bylaws nor the
Company's   Certificate  of  Incorporation  or  bylaws  specify  advance  notice requirements for the submission of stockholder proposals.

Stockholder Vote Required For Mergers

         Under the NRS and the DGCL, merger, share exchange or sale of all of a corporation's assets (that is not otherwise governed by an anti-takeover statute) must be adopted by the board of directors of the corporation and approved by a majority of the corporation's voting stockholders, unless stockholders of a class of stock are entitled to vote as a class, in which case the approval of each class is also required. However, no vote of stockholders of a constituent corporation surviving a merger is required if:

         a.       the  merger   agreement   does  not  amend  the   articles  of
                  incorporation of the surviving corporation;

         b. each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and

         c. either no shares of common stock of the surviving corporation are to be issued or delivered pursuant to the merger, or, if common stock will be issued or delivered, it will not increase the number of shares of common stock outstanding immediately prior to the merger by more than 20%.

Dissenters' Rights

         Park City. Nevada law provides stockholders of a Nevada corporation involved in a merger the right to dissent to a merger and demand and receive payment of the fair value of their stock in certain mergers. However, these rights are not available to holders of shares: (a) listed on a national securities exchange; (b) included in the national market system by the National Association of Securities Dealers; or (c) held of record by at least 2,000 stockholders, unless holders of stock are required to accept in the merger anything other than any combination of cash, owner's interests or owner's interests and cash in lieu of fractional shares of: (i) the surviving or acquiring entity in the merger, or (ii) another entity that, at the effective date of the merger, will be: (A) listed on a national securities exchange, (B) included in the national market system by the National Association of Securities Dealers, or (C) held of record by at least 2,000 stockholders.

         Company. The DGCL grants stockholders of a Delaware corporation involved in a merger the right to demand and receive payment of the fair value of their stock in certain mergers. However, appraisal rights are not available to holders of shares: (a) listed on a national securities exchange; (b) designated as a national market system security on an interdealer quotation system operated by the National Association of Securities Dealers; or (c) held of record by more than 2,000 stockholders, unless holders of stock are required to accept in the merger anything other than any combination of (1) shares of stock or depository receipts of the surviving corporation in the merger; (2) shares of stock or depository receipts of another corporation that, at the effective date of the merger, will be (A) listed on a national securities exchange, (B) designated as a national market system security on an interdealer quotation system operated by the National Association of Securities Dealers, or
(C) held of record by more than 2,000 holders; and (3) cash instead of fractional shares of the stock or depository receipts received.

         Under both Nevada and Delaware law, stockholders are to receive prior notice of their rights to dissent, and a dissenting stockholder must deliver written notice of dissent prior to the vote on the corporate action giving rise to dissenters' rights. If such corporate action is approved, within ten days after such corporate action is effected, the corporation is to give written notice to those stockholders who properly notified the corporation of their exercise of dissenters' rights.

         In the case of a Nevada corporation, the notice to dissenters shall set forth certain procedures for making a demand for payment, depositing shares, etc., and shall contain certain documentation (including a copy of the statutory provisions granting dissenters' rights). In particular, a notice to dissenters by a Nevada corporation must state a date by which it is to receive a stockholder's demand for payment, which is to be not less than 30 nor more than 90 days after the date of the notice. The dissenting stockholder must make a written demand for payment and comply with the other procedures stated in the notice on or prior to the deadline. Within 30 days after receipt of a proper demand for payment, the corporation shall pay the dissenting stockholder the corporation's estimate of the fair value of the shares, plus interest, accompanied by an explanation of the corporation's estimate of fair value, certain financial information about the corporation and a statement as to further statutory rights of the dissenting stockholder. Within 30 days after receipt of payment, the dissenting stockholder may provide to the corporation his or her own estimate of fair value. If the matter is not resolved by agreement between the corporation and the stockholder within 60 days of the stockholder's notice of fair value, the corporation shall file a petition with its local district court seeking a determination of the fair value. If the corporation does not file such a petition within said 60-day period, then the corporation is to pay the stockholder his or her estimate of fair value. If a petition is timely filed, the district court shall conduct a proceeding to determine fair value, and may appoint appraisers in this connection. The court will grant a judgment to the relevant dissenting stockholders for the amount of any excess of fair value as determined by the court over the payment made by the corporation on account of the corporation's estimate of fair value, plus interest. The corporation shall bear the costs and expenses of such proceedings, although the court may determine an equitable allocation of fees and expenses made by the court.

         In the case of a Delaware corporation, the notice to dissenters shall set forth the effective date of the corporate action giving rise to dissenters' rights. A stockholder who properly notified the corporation of his or her exercise of dissenters' rights will then have 120 days after the effective date of the corporate action to obtain from the corporation a settlement of the fair value of his or her shares. Such stockholder may also withdraw his or her demand within 60 days after the effective date of the corporate action. If no agreement between the corporation and the dissenting stockholder as to the value of the shares in question is reached, the stockholder may, prior to the end of the 120-day period, file a petition for appraisal of the shares with the Delaware Court of Chancery to determine the fair value of the shares. If no such petition is filed within that 120-day period, the stockholder's appraisal rights shall cease. If a petition is timely filed, the fair value of the shares will be determined by the Court of Chancery, considering all relevant factors but excluding "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights. After determining the fair value, the Court of Chancery will issue an order to the corporation (or its successor) setting forth the amount to be paid to the dissenting stockholder (which may include interest and, if so applied for by the dissenting stockholder, certain expenses).

 Derivative Suits

         Under both the Delaware Law and the Nevada Law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or the stockholder acquired the stock thereafter by operation of law.

Inspection Of Records And Stockholder Lists

         Park City. Under the NRS, any person that has been a stockholder of record of a Nevada corporation for at least six months, or any person holding or representing at least 5% of its outstanding shares, upon at least five days' written demand, may inspect its stock ledger and make copies from it. However, only stockholders of record that own or represent at least 15% of a corporation's shares have the right, upon at least five days' written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records; any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

         Company. The DGCL allows any stockholder to inspect and make copies of the stock ledger, a list of its stockholders and other books and records of a Delaware corporation for any proper purpose (that is any purpose reasonably related to that person's interest as a stockholder).

Stockholder Class Voting Rights

         Park City. With respect to mergers, the NRS requires voting by separate classes and series of shares if the plan of merger contains a provision that if contained in an amendment to the articles of incorporation of the corporation would entitle the particular class of stockholders to vote as a class on the proposed amendment. With respect to share exchanges, the NRS requires voting by each separate class or series of shares included in the exchange, with each class constituting a separate voting class.

         The NRS also requires, in addition to the affirmative vote otherwise required, voting and approval by the separate classes of shares for any amendment to the articles of incorporation if the amendment would alter or change any preference or relative or other right given to any such class or series of outstanding shares.

         Company. Delaware law requires voting by separate classes of shares only with respect to amendments to a Delaware corporation's certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Cumulative Voting

         Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

         The Nevada Law permits cumulative voting in the election of directors as long as certain procedures are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. Since neither the Company, nor Park City's charters provide for cumulative voting, there will be no significant difference in stockholders' rights with respect to this issue.

Indemnification

         Park City. The NRS provides that, subject to certain limitations in the case of derivative suits brought by a corporation's stockholders in its name, a corporation may indemnify any individual who is made a party to any third-party suit or proceeding on account of being a director, officer, employee or agent of the corporation against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably and actually incurred by him or her in connection with the action, through, among other things, a majority vote of a quorum consisting of directors who were not parties to the suit or proceeding, if the individual:

         a. acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or, in some circumstances, at least not opposed to its best interests, provided that the termination of any action or suit by judgment, order, settlement, conviction or on a plea of NOLO CONTENDRE does not create a presumption by itself that the individual did not act in good faith, and

         b. in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         To the extent a director, officer, employee or agent is successful on the merits or otherwise in the defense of this action, suit or proceeding, the corporation is required by the NRS to indemnify the individual for reasonable and actual expenses incurred thereby.

         The Articles of Incorporation of Park City contain certain provisions which authorize the board of directors indemnify the officers, directors, employees and agents of Park City from damages arising from their services to Park City and the Park City's bylaws include provisions which grant such indemnification.

         Company. The DGCL provides that, subject to certain limitations in the case of derivative suits brought by a corporation's stockholders in its name, a corporation has the power to indemnify any individual who is made a party to any third-party suit or proceeding on account of being a director, officer, employee or agent of the corporation against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred by him or her in connection with the action, through, among other things, a majority vote of a quorum consisting of directors who were not parties to the suit or proceeding, if the individual:

         a. acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or, in some circumstances, at least not opposed to its best interests; and

         b. in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         The DGCL requires corporations to indemnify a director, officer, employee or agent to the extent such person is successful in the defense of the action, suit or proceeding, for reasonable expenses incurred. A Delaware corporation has the discretion to provide for the payment of such expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by such person to repay amounts advanced if such person is ultimately found not entitled to be indemnified.

         The Certificate of Incorporation of the Company has provisions that authorize the board of directors to indemnify officers, directors, employees and agents. The Company's bylaws grant indemnification rights to the officers, directors and employees of Park City and its subsidiaries.

Charter Amendments

         Park City. Under the NRS, amendments to the articles of incorporation may be adopted if recommended by the board of directors of the corporation and approved by a majority of the outstanding shares entitled to vote.

         Company. Under the DGCL, amendments to a certificate of incorporation require the approval of the board of directors of the corporation and stockholders holding a majority of the outstanding stock of the class entitled to vote on the amendment as a class, unless a different proportion is specified in the certificate of incorporation or by other provisions of the DGCL. In addition, amendments that make changes relating to the capital stock by increasing or decreasing the par value or the aggregate number of authorized shares of a class, or otherwise adversely affecting the rights of such class, must be approved by the majority vote of each class or series of stock affected, even if such stock would not otherwise have such voting rights.

Dividends

         The Delaware Law is more restrictive than the Nevada Law with respect to when dividends may be paid. Under the Delaware Law, subject to any restrictions provided in the certificate of incorporation, a corporation may declare dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).

          The Nevada Law provides that except as otherwise provided in its articles of incorporation, no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

Constituency Provisions

         Park City. The NRS contains a provision that provides that directors and officers off a corporation, in exercising their respective powers with a view to the interests of the corporation, may consider, in addition to the interests of the common stockholders of a corporation, any of the following:

         - the interests of the corporation's employees, suppliers, creditors and customers;

         - the economy of the state of Nevada and the nation;

         - the interests of the community and of society; and

     - the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may best be served by the continued independence of the corporation. The NRS further provides that directors and officers are not required to consider the effect of a proposed corporate action upon any particular group having an interest in the corporation as a dominant factor.

         Company. The DGCL does not contain an equivalent provision requiring that the directors of a corporation consider the interests of any constituency other than the stockholders of a corporation.

Fiscal Year

         Park City's fiscal year will end on June 30, the same as the Company's.

                    Terms of Reincorporation Merger Agreement

         The description of the Reincorporation Merger Agreement set forth below describes the material terms, but does not purport to describe all of the terms, of the Reincorporation Merger Agreement. The full text of the Reincorporation Merger Agreement, as amended, is attached as Appendix "C" to this document and is incorporated by reference herein. All shareholders are urged to read the Reincorporation Merger Agreement in its entirety.

         Structure of the Merger. At the time the Reincorporation Merger becomes effective, The Company will merge with and into its wholly-owned subsidiary, Park City as the surviving corporation. All of the officers and directors of the Company will become the officers and directors of the Company.

         Merger Consideration. Each share of the Company's common stock will be converted into one share of Park City.

         Completion of the Merger. The Reincorporation Merger will become effective when we file Articles of Merger with the State of Nevada and a Certificate of Merger with the State of Delaware.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth as of June 6, 2002, the number and percentage of the outstanding shares of common stock which, according to the information supplied to Fields, were beneficially owned by (i) each person who is currently a director of Fields, (ii) each executive officer, (iii) all current directors and executive officers of Fields as a group and (iv) each person who, to the knowledge of Fields is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable. As of June 6, 2002 the Company had 162,509,898 shares of Common Stock outstanding and no shares of Preferred Stock outstanding

Name, Position, and Address            Amount of Beneficial            Percent
of Beneficial Owner                        Ownership (1)              of class
-------------------                        -------------              --------
Randall K.  Fields, President, CEO
and Chairman of the Board
Park City, Utah                              107,736,000     (2)        66.47%

Edward C.  Dmytryk, Director
Ocala, Florida                                   126,660                    *

Thomas W.  Wilson Jr., Director
Westport, Connecticut                          4,000,000     (3)          2.47%

Bernard F.  Brennan, Director
Ponte Vedra Beach, Florida                     4,666,667     (4)          2.88%

William R.  Jones, Director
Cumming, Georgia                                  33,300                   *

Terry R. Peets, Director
Balba Island, California                               0                   0

Barbara J.  Ray, CFO and Secretary
Salt Lake City, Utah                                   0                   0

Executive Officers & Directors as
a Group (6 persons)                          116,562,627                 71.92%

*        Less than 1%

(1) Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but not deemed outstanding for computing the percentage of any other person.

(2) Includes 87,923,100 shares of common stock owned by Riverview Financial Corp. that is owned 100% by Randall K. Fields, and it includes fully vested options to purchase 2,000,000 shares of common stock.

(3) Includes fully vested options to purchase 2,333,333 shares of common stock.

(4) Includes fully vested options to purchase 2,666,667 shares of common stock.

                         EXCHANGE OF STOCK CERTIFICATES

         No action need be taken by the Company's stockholders to exchange their stock certificates as a result of the Reincorporation Merger. Certificates for shares of the Company's common stock will automatically represent an equal number of shares of Park City Common Stock. However, as soon as possible after Reincorporation Merger is effective, holders of the Company's common stock will be notified and requested to surrender their present common stock certificates for new certificates representing shares of Park City Common Stock. The Company will not issued new certificates until stockholders have first surrendered their outstanding certificate(s) together with the properly completed and executed transmittal letter to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split will continue to be valid and would represent the same number of shares. Stockholders should not destroy any stock certificate and should not submit any certificates until you receive a letter of transmittal.

                      ADDITIONAL AND AVAILABLE INFORMATION

         The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION

         The Company's Quarterly Report on Form 10-K for the year ended June 30, 2001 and Form 10-QSB, for the quarter ended March 31, 2002, has been incorporated herein by this reference.

         The Company's Current Report on Form 8-K, dated April 5, 2002, has been incorporated herein by this reference.

         The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                           COMPANY CONTACT INFORMATION

         All inquiries regarding the Company should be addressed to the Company's principal executive offices:

                            Fields Technologies, Inc.
                       P.O. Box 5000; 333 Main Street #300
                               Park City, UT 84060
                                 (435) 649-2221


                                           By order of the Board of Directors:

                                           /s/ Randall K.  Fields
                                           -------------------------------------
                                           President and Chief Executive Officer


Exhibits

Exhibit "A"   - Articles of Incorporation
Exhibit "B"   - Bylaws
Exhibit "C"   - Agreement and Plan of Merger

                                                                     EXHIBIT "A"

                            ARTICLES OF INCORPORATION
                                       OF
                              PARK CITY GROUP, INC.

         The undersigned incorporator hereby forms a corporation pursuant to the General Corporation Law of the State of Nevada. (Chapter 78 of Nevada Revised Statutes ("NRS")).

                                    ARTICLE I
                                 CORPORATE NAME

         The name of the Corporation is PARK CITY GROUP, INC.

                                   ARTICLE II
                                REGISTERED OFFICE

         The registered office of the Corporation in the State of Nevada is Corporation Trust Company of Nevada, 1 East First Street, Reno, Nevada, County of Washoe. The registered agent in charge thereof at such address is The Corporation Trust Company.

                                   ARTICLE III
                                    DURATION

         The duration of the Corporation shall be perpetual.

                                   ARTICLE IV
                                 GENERAL PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Nevada".

                                    ARTICLE V
                                  CAPITAL STOCK

         The total number of shares of all classes of capital stock that the Corporation has the authority to issue is 330,000,000 shares that are divided into two classes as follows:(1) 30,000,000 shares of Preferred Stock (Preferred Stock) $.01 par value per share, and (2) 300,000,000 shares of Common Stock (Common Stock) $.01 par value per share. This Corporation is authorized to issue two classes of shares. Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one vote in respect of each share of stock held by him or record on the books of the corporation on all matters voted upon by the Stockholders.

         The Board of Directors may determine the preferences, limitations and relative rights, to the extent permitted by the Nevada Revised Statutes, of any class of shares of Preferred Stock before the issuance of any shares of that class, or of one or more series within a class before the issuance of any shares of that series. Each class or series shall be appropriately designated by a distinguishing designation prior to the issuance of any shares thereof. The Preferred Stock of all series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, with those shares of the series of the same class

                                   ARTICLE VI
                                    DIRECTORS

         The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which initially shall consist of one director. The number of directors comprising the board of directors shall be fixed upon resolution of the board of directors and may be increased or decreased from time to time in the manner provided in the by-laws of the Corporation; except that, at no time shall there by less than one (1) director. The names, addresses and categories of the initial member of the board of directors is Randy K. Fields, 333 Main Street, #300, Park City, UT 84060.

                                   ARTICLE VII
                                  INCORPORATOR

         The name and mailing  address of the  incorporator of the Company is A.
O. Headman, Jr., 525 East 100 South, Fifth Floor, Salt Lake City, UT 84102.

                                  ARTICLE VIII
                                NON-ASSESSABILITY

         Shares of the Corporation shall not be subject to assessment for payment of the debts of the Corporation.

                                   ARTICLE IX
                                     BYLAWS

         The Board of Directors shall have the power to make, adopt, amend, or repeal the Bylaws of the Corporation.

                                    ARTICLE X
                     AMENDMENT OF ARTICLES OF INCORPORATION

         In the event the board of directors of the Corporation determines that it is in the Corporation's best interest to amend these Articles of Incorporation, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the stockholders entitled to vote thereon for the consideration thereof in accordance with the provisions of the NRS and these Articles of Incorporation. In the resolution setting forth the proposed amendment, the board of directors may insert a provision allowing the board of directors to later abandon the amendment, without concurrence by the stockholders, after the amendment has received stockholder approval but before the amendment is filed with the Nevada Secretary of State.

                                   ARTICLE XI
                LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

         A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for: (1) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (2) the payment of dividends in violation of NRS 78.300. Any repeal or modification of the provisions of this Article XI by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation with respect to any act or omission occurring prior to the effective date of such repeal or modification. If the Nevada Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Nevada Corporation Law.

         In the event that any of the provisions of this Article XI (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

                                   ARTICLE XII
                                 INDEMNIFICATION

         The Corporation shall, to the fullest extent permitted by the provisions of ss.78.7502 of the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaw, agreement, vote of stockholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         The undersigned, for the purpose of forming a corporation under the laws of the State of Nevada, does make, file, and record this certificate, and does certify that the facts stated herein are true; and has executed these Articles of Incorporation.

         DATED this ___ day of ___________, 2002.


                                                    ----------------------------
                                                    A. O. Headman, Jr.

STATE OF UTAH          )
                       ) ss.
COUNTY OF SALT LAKE    )

         On the _____ day of ______________ 2002,  personally appeared before me
A. O. Headman, Jr., who being by me first duly sworn, declared that he is the person who signed the foregoing documents as an incorporator and that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ________ 2002.


                                                 _______________________________
                                                 NOTARY PUBLIC
                                                 Residing at ___________________

                                                 My Commission expires:

                                                 _______________________________

                                                                     EXHIBIT "B"


                         BYLAWS OF PARK CITY GROUP, INC.

                                TABLE OF CONTENTS

ARTICLE I. OFFICES........................................................1

       ss. 1.1    Business Office.........................................1
       ss. 1.2.   Registered Office.......................................1

ARTICLE II. SHAREHOLDERS..................................................1

       ss. 2.1.   Annual Shareholder Meeting..............................1
       ss. 2.2.   Special Shareholder Meetings............................1
       ss. 2.3.   Place of Shareholder Meeting............................1
       ss. 2.4.   Notice of Shareholder Meeting...........................1
       ss. 2.5.   Fixing of Record Date...................................3
       ss. 2.6.   Shareholder List........................................3
       ss. 2.7.   Shareholder Quorum and Voting Requirements..............4
       ss. 2.8.   Proxies.................................................4
       ss. 2.9.   Voting of Shares........................................4
       ss. 2.10.  Corporation's Acceptance of Votes.......................5
       ss. 2.11.  Action Without Meeting by Written Consent...............6
       ss. 2.12   Voting for Directors....................................6
       ss. 2.13   Shareholder's Rights to Inspect Corporate Records.......6
       ss. 2.14.  Dissenters' Rights......................................8

ARTICLE III. BOARD OF DIRECTORS...........................................8

       ss. 3.1.   General Powers..........................................8
       ss. 3.2.   Number, Tenure, and Qualifications of Directors.........8
       ss. 3.3.   Nomination by Stockholders..............................8
       ss. 3.4.   Regular Meetings of the Board of Directors..............8
       ss. 3.5.   Special Meetings of the Board of Directors..............8
       ss. 3.6.   Notice of, and Waiver of Notice for, Special
                  Director Meeting........................................9
       ss. 3.7.   Director Quorum.........................................9
       ss. 3.8.   Directors' Manner of Acting.............................9
       ss. 3.9.   Director Action Without a Meeting.......................9
       ss. 3.10.  Removal of Directors...................................10
       ss. 3.11.  Board of Director Vacancies............................10
       ss. 3.12.  Director Compensation..................................10
       ss. 3.13.  Director Committees....................................10

ARTICLE IV. OFFICERS.....................................................11

       ss. 4.1.   Number of Officers.....................................11
       ss. 4.2.   Appointment and Term of Office.........................11
       ss. 4.3.   Removal of Officers....................................11
       ss. 4.4.   President..............................................12
       ss. 4.5.   The Vice-Presidents....................................12
       ss. 4.6.   The Secretary..........................................12
       ss. 4.7.   The Treasurer..........................................12
       ss. 4.8.   Assistant Secretaries and Assistant Treasurers.........13
       ss. 4.9.   Salaries...............................................13
       ss. 4.10.  Corporate Bank Accounts................................13

ARTICLE V. INDEMNIFICATION OF DIRECTORS, OFFICERS, AGENTS AND
         EMPLOYEES.......................................................13

       ss. 5.1.   Indemnification of Officers and Directors..............13
       ss. 5.2.   Indemnification of Employees and Agents................14
       ss. 5.3.   Non-Exclusive..........................................15
       ss. 5.4.   Insurance..............................................15
       ss. 5.5.   Advance Expenses for Directors.........................15

ARTICLE VI. CERTIFICATE FOR SHARES AND THEIR TRANSFER....................16

       ss. 6.1.   Certificates for Shares................................16
       ss. 6.2.   Shares Without Certificates............................16
       ss. 6.3.   Registration of the Transfer of Shares.................17
       ss. 6.4.   Restrictions on Transfer of Shares Permitted...........17
       ss. 6.5.   Acquisition of Shares..................................18
       ss. 6.6.   Lost, Stolen or Destroyed Certificates.................18

ARTICLE VII. DISTRIBUTIONS...............................................18

       ss. 7.1.   Distributions..........................................18

ARTICLE VIII. GENERAL PROVISIONS.........................................18

       ss. 8.1.   Corporate Seal.........................................18
       ss. 8.2.   Fiscal Year............................................19
       ss. 8.3.   Evidence of Authority..................................19
       ss. 8.4.   Articles of Incorporation..............................19
       ss. 8.5.   Pronouns...............................................19

ARTICLE IX. EMERGENCY BYLAWS.............................................19

       ss. 9.1.   Emergency Bylaws.......................................19

ARTICLE X. AMENDMENTS....................................................20

       ss. 10.1.  Amendments.............................................20

                         BYLAWS OF PARK CITY GROUP, INC.

                               ARTICLE I. OFFICES

         ss. 1.1. Business Office. The Principal office of the corporation shall be located at any place either within or outside the State of Nevada as designated in the corporation's most current Annual Report filed with the Secretary of State of the State of Nevada. The corporation may have such other offices, either within or without the State of Nevada as the Board of Directors may designate or as the business of the corporation may require from time to time. The corporation shall maintain at its principal office a copy of certain records, as specified in ss. 2.13 of Article II.

         ss. 1.2. Registered Office. The registered office of the corporation, required by ss. 78.090, Nevada Revised Statutes, shall be located within the State of Nevada and may be, but need not be, identical with the principal office of the corporation. The address of the registered office may be changed from time to time.

                            ARTICLE II. SHAREHOLDERS

         ss. 2.1. Annual Shareholder Meeting. The annual meeting of the shareholders shall be held at such time and on such date as shall be fixed by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

         ss. 2.2. Special Shareholder Meetings. Special meetings of the shareholders, for any purpose or purposes, described in the notice of meeting, may be called by the president, or by the Board of Directors or by the Chairman of the Board of Directors, and shall be called by the President at the request of the holders of not less than one-tenth of all outstanding votes of the corporation entitled to be cast on any issue at the meeting.

         ss. 2.3. Place of Shareholder Meeting. The Board of Directors may designate any place, either within or outside of the State of Nevada as the place of meeting for any Annual or any Special Meeting of the Shareholders.

         ss. 2.4. Notice of Shareholder Meeting.

                  A. Required Notice. Written notice stating the place, day and hour of any Annual or Special shareholder meeting shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Board of Directors, or other persons calling the meeting, to each shareholder of record, entitled to vote at such meeting and to any other shareholder entitled by the Nevada Revised Statutes or the Articles of Incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid;

(2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (3) when received; or (4) 5 days after deposit in the United States mail, if mailed postpaid and correctly addressed to an address other than that shown in the corporation's current record of shareholders.

                  B. Adjourned Meeting. If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place, if the new date, time, and place is announced at the meeting before adjournment and such new date is within thirty (30) days from the originally scheduled meeting date. If a new record date for the adjourned meeting is, or must be fixed then notice must be given pursuant to the requirements of paragraph (a) of this ' 2.4, to those persons who are shareholders as of the new record date.

                  C. Waiver of Notice. The shareholder may waive notice of the meeting (or any notice required by the Act, Articles of Incorporation, or Bylaws), by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records. A shareholder's attendance at a meeting:

                  1. waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting;

                  2. waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

                  D. Contents of Notice. The notice of each Special Meeting of Shareholders shall include a description of the purpose or purposes for which the meeting is called. Except as provided in this ss. 2.4(d), or as provided in the corporation's Articles of Incorporation, or otherwise in the Nevada Revised Statutes, the notice of an Annual Shareholder Meeting need not include a description of the purpose or purposes for which the meeting is called.

         If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the Articles of Incorporation (including any Restated Articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all, or substantially all of the corporation's property; (4) the dissolution of the corporation; or (5) the removal of a director, the notice must so state and be accompanied by respectively a copy or summary of the: (1) Articles of Amendment;
(2) Plan of Merger or Share Exchange; or (3) transaction for disposition of all the corporation's property. If the proposed corporate action created dissenters' rights, the notice must state that shareholders are, or may be entitled to assert dissenters' rights, and must be accompanied by a copy of the Nevada Revised Statues dealing with dissenters= rights. If the corporation issues, or authorizes the issuance of shares for promissory notes or for promises to render services in the future, the corporation shall report in writing to all the shareholders the number of shares authorized or issued, and the consideration received with or before the notice of the next shareholder meeting. Likewise, if the corporation indemnifies or advances expenses to a director, this shall be reported to all the shareholders with or before notice of the next shareholder's meeting.

         ss. 2.5. Fixing of Record Date. For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date. Such record date shall not be more than 60 days prior to the date on which the meeting or the particular action, requiring such determination of shareholders is to be taken. If no record date is so fixed by the Board for the determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution, the record date for determination of such shareholders shall be at the close of business on:

                  1. With respect to an Annual Shareholder Meeting or any Special Shareholder Meeting called by the Board of Directors or any person specifically authorized by the Board or these Bylaws to call a meeting, the day before the first notice is delivered to shareholders;

                  2. With respect to a Special Shareholder's Meeting demanded by the shareholders, the date the first shareholder signs the demand;

                  3. With respect to the payment of a share dividend, the date the board authorizes the share dividend;

                  4. With respect to actions taken in writing without a meeting (pursuant to Article II,ss. 2.11), the date the first shareholder signs a consent;

                  5. And with respect to a distribution to shareholders, (other than one involving a repurchase or reacquisition of shares), the date the Board authorizes the distribution.

         When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

         ss. 2.6. Shareholder List. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete record of the shareholders entitled to vote at each meeting of shareholders thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The list must be arranged by voting group (if such exists, see Art. II. ss. 2.7) and within each voting group by class or series of shares. The shareholder list must be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting. The list shall be available in the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder, his agent, or attorney is entitled on written demand to inspect and, subject to the requirements of ss.
2.13 of this Article II, to copy the list during regular business hours and at his expense, during the period it is available for inspection. The corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time.

         ss. 2.7. Shareholder Quorum and Voting Requirements. If the Articles of Incorporation or the Nevada Revised Business Corporation Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

         Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation, the Bylaws, or the Nevada Revised Business Corporation Act provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

         If the Articles of Incorporation or the Nevada Corporation Act provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

         Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

         If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action.

         ss. 2.8. Proxies. At all meetings of shareholders, a shareholder may vote in person, or by a proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy. A shareholder may appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, telecopy or other electronic transmission.

         ss. 2.9. Voting of Shares. Unless otherwise provided in the Articles of Incorporation, each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

         Except as provided by specific court order, no shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting. Provided, however, the prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

         Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

         ss. 2.10. Corporation's Acceptance of Votes.

                  A. If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

                  B. If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

                  1. the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

                  2. the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  3. the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  4. the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

                  5. two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at lease one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

                  C. The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                  D. The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section, are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

                  E. Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

         ss. 2.11. Action Without Meeting by Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more consents in writing, setting forth the action, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. If written consents of less than all the shareholders have been obtained, notice of such shareholder approval by written consent shall be given at least ten (10) days before the consummation of the action authorized by such written consent to those shareholders entitled to vote who have not consented in writing and to any non-voting shareholders. Such notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action. A consent signed under this section has the effect of a vote at a meeting and may be described as such in any document.

         ss. 2.12. Voting for Directors. Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes.

         ss. 2.13. Shareholder's Rights to Inspect Corporate Records.

                  A. Minutes and Accounting Records. The corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the Board of Directors. The corporation shall maintain appropriate accounting records.

                  B. Absolute Inspection Rights of Records Required at Principal Office. If he gives the corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, a shareholder (or his agent or attorney) has the right to inspect and copy, during regular business hours any of the following records, all of which the corporation is required to keep at its principal office:

                  1. its Articles or Restated Articles of Incorporation and all amendments to them currently in effect;

                  2. its Bylaws or Restated Bylaws and all amendments to them currently in effect;

                  3. resolutions adopted by its Board of Directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

                  4.       the  minutes  of  all  shareholders'   meetings,  and
                           records of all action taken by shareholders without a meeting, for the past three years;

                  5. all written communications to shareholders generally within the past three years, including the financial statements furnished for the past three years to the shareholders;

                  6. a list of the names and business addresses of its current directors and officers; and

                  7. its most recent Annual Report delivered to the Secretary of State.

                  C. Conditional Inspection. In addition, if he gives the corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which he wishes to inspect and copy, in which he describes with reasonable particularity his purpose and the records he desires to inspect, and the records are directly connected with his purpose, a shareholder of the corporation (or his agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

                  1. excerpts from minutes of any meeting of the Board of Directors, records of any action of the Board of Directors or a committee of the Board of Directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or Board of Directors and without a meeting, to the extent not subject to inspection under paragraph A of this ss. 2.13.

                  2.       accounting records of the corporation; and

                  3. the record of shareholders (compiled no earlier than the date of the shareholder's demand).

                  D. Copy Costs. The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

                  E. Shareholder Includes Beneficial Owner. For purposes of thisss. 2.13, the terms "shareholder" shall include a beneficial owner whose shares are held in a voting trust or by a nominee on his behalf.

         ss. 2.14. Dissenters' Rights. Each shareholder shall have the right to dissent from and obtain payment for his shares when so authorized by the Nevada Revised Statutes, Articles of Incorporation, these Bylaws, or in a resolution of the Board of Directors.

                         ARTICLE III. BOARD OF DIRECTORS

         ss. 3.1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of the Board of Directors.

         ss. 3.2. Number, Tenure, and Qualifications of Directors. In the event that there is only one shareholder of the Corporation, that shareholder may determine the number of directors of the Company. In the event there are more than three shareholders, the number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the stockholders or the resolution of the Board of Directors, but in no event shall be less than three. The number of directors may be decreased at any time either by the shareholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. Each director shall hold office until the next annual meeting of shareholders or until removed. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified or until there is a decrease in the number of directors. Directors need not be residents of the State of Nevada or shareholders of the corporation.

         ss. 3.3 Nomination by Stockholders. No stockholder shall be permitted to nominate a candidate for election as a director at any annual meeting, unless such stockholder shall provide in writing, not later than one hundred twenty days before the first anniversary of the preceding annual meeting of the stockholder to the Nominating Committee of the board of directors or, in the absence of such committee, to the secretary of the corporation, information about such candidate which, were such candidate a nominee for the board of directors from whom the corporation solicited proxies, would be required to be disclosed in the proxy materials pursuant to which such proxies would be solicited as set forth in Items 7-8 of Schedule 14A promulgated by the Securities and Exchange Commission, or any successor provisions.

         ss. 3.4. Regular Meetings of the Board of Directors. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately after, and at the same place as, the Annual Meeting of Shareholders.

The Board of Directors may provide, by resolution, the time and place for the holding of addition regular meetings without other notice than such resolution. Any such regular meeting may be held by telephone.

         ss. 3.5. Special Meetings of the Board of Directors. Special meetings of the Board of Directors may be called by or at the request of the President or any one director. The person authorized to call Special Meetings of the Board of Directors may fix any place, (but only within the county where this corporation has its principal office) as the place for holding any Special Meeting of the Board of Directors, or such meeting may be held by telephone.

         ss. 3.6. Notice of, and Waiver of Notice for, Special Director Meeting. Notice of any special director meeting shall be given at least two days previously thereto either orally or in writing. If mailed, notice of any director meeting shall be deemed to be effective at the earlier of: (1) when received; (2) five days after deposited in the United States mail, addressed to the director's business office, with postage thereon prepaid; or (3) the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or abstain to action taken at the meeting. Unless required by the Articles of Incorporation, neither the business to be transacted at, nor the purpose of, any Special Meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         ss. 3.7. Director Quorum. A majority of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors.

         ss. 3.8. Directors' Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors. Unless the Articles of Incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

         A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (1) he objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting; or (2) his dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

         ss. 3.9. Director Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board of Directors or committee.

         ss. 3.10. Removal of Directors. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

         ss. 3.11. Board of Director Vacancies. If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors:

                  (1)      the shareholders may fill the vacancy;

                  (2)      the Board of Directors may fill the vacancy; or

                  (3) if the directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

         A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

         The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. However, if his term expires, he shall continue to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

         ss. 3.12. Director Compensation. Unless otherwise provided by resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any capacity and receiving compensation therefor.

         ss. 3.13. Director Committees.

                  A. Creation of Committees. The Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the Board of Directors.

                  B. Selection of Members. The creation of a committee and appointment of members to it must be approved by a majority of all the directors in office when the action is taken.

                  C. Required Procedures. Sections 3.4, 3.5, 3.6, 3.7, and 3.8 of this Article III, which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements of the Board of Directors, apply to committees and their members.

                  D. Authority. Each committee may exercise those aspects of the authority of the Board of Directors which the Board of Directors confers upon such committee in the resolution creating the committee. Provided, however, a committee may not:

                  (1)      authorize distributions;

                  (2) approve or propose to shareholders action that the Nevada Revised Statutes requires to be approved by shareholders;

                  (3) fill vacancies on the Board of Directors or on any of its committees;

                  (4)      adopt, amend, or repeal Bylaws;

                  (5) approve a plan of merger not requiring shareholder approval;

                  (6) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or

                  (7) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the Board of Directors.

                ARTICLE IV. OFFICERS AND CORPORATE BANK ACCOUNTS

         ss. 4.1. Number of Officers. The officers of the corporation shall be a President, a Secretary, and a Treasurer, each of whom shall be appointed by the Board of Directors. Such other officers and assistant officers as may be deemed necessary, including any vice-presidents, may be appointed by the Board of Directors. If specifically authorized by the Board of Directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the corporation.

         ss. 4.2. Appointment and Term of Office. The officers of the corporation shall be appointed by the Board of Directors for a term as determined by the Board of Directors. (The designation of a specified term grants to the officer no contract rights, and the board can remove the officer at any time prior to the termination of such term.) If no term is specified, an officer shall hold office until he resigns, dies, or until he is removed in the manner provided in ss. 4.3 of this Article IV.

         ss. 4.3. Removal of Officers. Any officer or agent may be removed by the Board of Directors at any time, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

         ss. 4.4. President. The President shall be the principal executive officer of the corporation and subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the corporation authorized by the Board of Directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         ss. 4.5. The Vice-Presidents. If appointed, in the absence of the President or in the event of his death, inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. (If there is no Vice-President, then the Treasurer shall perform such duties of the President.) Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the corporation the issuance of which have been authorized by resolution of the Board of Directors; and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

         ss. 4.6. The Secretary. The Secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the Board of Directors in one or more minute books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of any seal of the corporation and if there is a seal of the corporation, see that it is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) when requested or required, authenticate any records of the corporation; (e) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (f) sign with the President, or a Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the corporation; and (h) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

         ss. 4.7. The Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation;
(b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected by the Board of Directors; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

         ss. 4.8. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries, when authorized by the Board of Directors, may sign with the President or a Vice-President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers shall respectively, if required by the Board of Directors. The Assistant Treasurers shall respectively, if required the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

         ss. 4.9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors.

         ss. 4.10. Corporate Bank Accounts. The Corporation shall establish such savings, checking and other bank accounts as deemed necessary or prudent by the Board of Directors.

               ARTICLE V. INDEMNIFICATION OF DIRECTORS, OFFICERS,
                              AGENTS AND EMPLOYEES

         ss. 5.1. Indemnification of Officers and Directors,. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         To the extent that a person who is a director or officer of the corporation, or who is a director or officer of another corporation, partnership, joint venture, trust or other enterprise in which he is serving at the request of the corporation, has been successful in the merits or otherwise in defense of any action, suit or proceeding referred to in this Article V, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys fees) actually and reasonably incurred by him in connection therewith.

         Any indemnification under this Article V (unless ordered by a court) shall be made by the corporation only upon determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article V. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceedings, or (b) if such a quorum is not attainable, or, even if attainable a quorum of disinterested directors so directs, by independent legal counsel and a written opinion, or (c) by the stockholders.

         Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article IX.

         ss. 5.2. Indemnification of Employees and Agents Persons who are not directors or officers of the corporation but who are employees or agents of the corporation or who are serving at the request of the corporation as employees or agents of another corporation, partnership, joint venture, trust or enterprise may be indemnified to the extent authorized at any time or from time to time by the board of the corporation, upon a determination that indemnification of the employee or agent is proper in the circumstances because he has met the applicable standard of conduct this Article V.

         Such determination shall be made (a) by the board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

         ss. 5.3. Non-Exclusive. The indemnification provided by this Article V shall not be deemed exclusive of any other rights to which any person is indemnified, may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in some other capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         For the purposes of this Article V, references to "the corporation" include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its officers, directors and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         The invalidity or enforceability of any provision of this Article V shall not effect the validity or enforceability of any other provision hereof.

         ss. 5.4. Insurance. The board of directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

         ss. 5.5. Advance Expenses for Directors. If a determination is made, following the procedures of the Nevada Revised Statutes that the director has met the following requirements; and if an authorization of payment is made, following the procedures and standards set forth in the Nevada Revised Statutes, then unless otherwise provided in the Articles of Incorporation, the company shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

                  (1) The director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct described in ss. 5.1 of this
                           Article V.

                  (2) the director furnishes the corporation a written undertaking, executed personally or on his belief, to repay the advance if it is ultimately determined that he did not meet the standard of conduct (which undertaking must be in unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment); and

                  (3) a determination is made that the facts then known to those making the determination would not preclude indemnification under ss. 5.1 of this Article V or under the Nevada Revised Statutes.

              ARTICLE VI. CERTIFICATE FOR SHARES AND THEIR TRANSFER

         ss. 6.1. Certificates for Shares.

                  A. Content. Certificates representing shares of the corporation shall at minimum, state on their face the name of the corporation and that it is formed under the laws of Nevada; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the Board of Directors. Such certificates shall be signed (either manually or by facsimile) by the President or a Vice-President and by the Secretary or an Assistant Secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

                  B. Legend as to Class or Series. If the corporation is authorized to issue different classes of shares or different series within a class, the designation, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

                  C. Shareholder List. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

                  D. Transferring Shares. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

         ss. 6.2. Shares Without Certificates.

                  A. Issuing Shares Without Certificates. Unless the Articles of Incorporation provide otherwise, the Board of Directors may authorize the issue of some or all the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

                  B. Information Statement Required. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement containing at minimum:

                  (1) the name of the issuing corporation and that it is organized under the law of the state of Nevada;

                  (2)      the name of the person to whom issued; and

                  (3) the number and class of shares and the designation of the series, if any, of the issued shares.

         If the corporation is authorized to issue different classes of shares or different series within a class, the written statement shall describe the designations, relative rights, preferences, and limitations applicable to each class and the variation in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series).

         ss. 6.3. Registration of the Transfer of Shares. Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name the shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

         ss. 6.4. Restrictions on Transfer of Shares Permitted. The Board of Directors (or shareholders) may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction. A restriction on the transfer or registration of transfer of shares may be authorized:

                  (1)      to  maintain  the  corporation's  status  when  it is
                           dependent   on  the   number  or   identity   of  its
                           shareholders'

                  (2)      to  preserve   exemptions   under  federal  or  state
                           securities law;

                  (3)      for any other reasonable purpose.

         A restriction on the transfer or registration of transfer or shares may:

                  (1) obligate the shareholder first to offer the corporation or other persons (separately, consecutively, or simultaneously) an opportunity to acquire the restricted shares;

                  (2)      obligate   the    corporation    or   other   persons
                           (separately, consecutively, or simultaneously) to acquire the restricted shares;

                  (3) require the corporation, the holders or any class of its shares, or another person to approve the transfer of the restricted shares, if the requirement is not manifestly unreasonable;

                  (4) prohibit the transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

         A restriction on the transfer or resignation of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is noted conspicuously on the front or back of the certificate or is contained in the information statement required by ss. 6.2 of this Article VI with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

         ss. 6.5. Acquisition of Shares. The corporation may acquire its own shares and unless otherwise provided in the Articles of Incorporation, the shares so acquired constitute authorized but unissued shares.

         ss. 6..6. Lost, Stolen or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                           ARTICLE VII. DISTRIBUTIONS

         ss. 7.1. Distributions. The Board of Directors may authorize, and the corporation may make, distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by law and in the corporation's Articles of Incorporation.

                        ARTICLE VIII. GENERAL PROVISIONS

         ss. 8.1. Corporate Seal. The Board of Directors may provide for a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the corporation, Nevada as the state of incorporation, and the words "Corporate Seal". The corporation shall not be required to have a corporate seal.

         ss. 8.2. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         ss. 8.3. Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary secretary, as to any action taken by the shareholders, directors, a committee or any officer of representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

         ss. 8.4. Articles of Incorporation. All references in these Bylaws to the Articles of Incorporation shall be deemed to refer to the Articles of Incorporation of the Corporation, as amended and in effect from time to time.

         ss. 8.5. Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                          ARTICLE IX. EMERGENCY BYLAWS

         ss. 9.1. Emergency Bylaws. Unless the Articles of Incorporation provide otherwise, the following provisions of this Article IX, ss. 9.1 "Emergency Bylaws" shall be effective during an emergency which is defined as when a quorum of the corporation's directors cannot be readily assembled because of some catastrophic event. During such emergency:

                  A. Notice of Board Meetings. Any one member of the Board of Directors or any one of the following officers; President, any Vice-President, Secretary, or Treasurer, may call a meeting of the Board of Directors. Notice of such meeting need be given only to those directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

                  B. Temporary Directors and Quorum. One or more officers of the corporation present at the emergency board meeting, may be deemed to de directors for the meeting, in order of rank and within the same rank in order of seniority as is necessary to achieve a quorum. In the event that less than quorum (as determined by Article III, ss. 3.6) of the directors are present (including any officers who are to serve as directors for the meeting), those directors present (including the officers serving as directors) shall constitute a quorum.

                  C. Actions Permitted to Be Taken. The board as constituted in paragraph (b), and after notice as set forth in paragraph (a) may:

                  (1) Officers' Powers. Prescribe emergency powers to any officer of the corporation;

                  (2)      Delegation  of Any Power.  Delegate to any officer or
                           director,   any  of  the   powers  of  the  Board  of
                           Directors;

                  (3) Lines of Succession. Designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

                  (4) Relocate Principal Place of Business. Relocate the principal place of business, or designate successive or simultaneous principal places of business;

                  (5) All Other Action. Take any other action, convenient, helpful, or necessary to carry on the business of the corporation.

                              ARTICLE X. AMENDMENTS

         ss. 10.1. Amendments. The corporation's Board of Directors may amend or repeal the corporation's Bylaws unless:

                  (1) the Articles of Incorporation or the Nevada Revised Statutes reserve this power exclusively to the shareholders in whole or part; or

                  (2) the shareholders in adopting, amending or repealing a particular Bylaw provide expressly that the Board of Directors may not amend or repeal that Bylaw; or

         The corporation's shareholders may amend or repeal the corporation's Bylaws even though the Bylaws may also be amended or repealed by its Board of Directors.

         ADOPTED THIS ____ day of ___________ 2002.


                                                 -------------------------------
                                                 Randy K. Fields, CEO/President

                            CERTIFICATE OF SECRETARY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby certify that the undersigned is the secretary of the aforesaid Corporation, duly organized and existing under and by virtue of the laws of the State of Nevada; that the above and foregoing Bylaws of said Corporation were duly and regularly adopted as such by the board of directors of said Corporation.

         DATED this ___day of ___________ 2002.

                                                      --------------------------
                                                      Barbara Ray, Secretary

                                   EXHIBIT "C"

                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
                              PARK CITY GROUP, INC.
                             (a Nevada corporation)
                                       and
                            FIELDS TECHNOLOGIES, INC.
                            (a Delaware corporation)

         This Plan and Agreement of Merger made and entered into this 9th day of May 2002, by and between Park City Group, Inc., a Nevada corporation (herein sometimes referred to as the "Nevada Corporation" or "Surviving Corporation"), and Fields Technologies, Inc., a Delaware corporation (herein sometimes referred to as the "Delaware Corporation"), said corporations hereinafter sometimes referred to jointly as the "Constituent Corporations."

                                    RECITALS

         The Nevada Corporation is a corporation organized and existing under the laws of the State of Nevada, its Articles of Incorporation having been filed in the office of the Secretary of State of the State of Nevada on or about May 15, 2002, and is governed by the provisions of Chapter 78 of the Nevada Revised Statutes ("NRS").

         The  total  number  of  shares  of  common  stock,   which  the  Nevada
Corporation has authority to issue, is 300,000,000 of which 500 shares are now issued and outstanding, all of which are owned by the Delaware Corporation.

         The sole purpose of the merger agreed to herein is to change the domicile of the Delaware Corporation to the State of Nevada.

         The Delaware Corporation is a corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the office of the Secretary of State of the State of Delaware on the 8th day of December 1964, and a Certificate of Incorporation having been issued by said Secretary of State on that date, and Delaware, and is governed by the provisions of Title 8 of the Delaware General Corporation Law ("DGCL");

         The total number of shares of common stock, which the Delaware Corporation has authority to issue, is 300,000,000 of which 162,509,898 shares are presently issued and outstanding and entitled to vote on the Plan and Agreement of Merger.

         The respective Boards of Directors of the Nevada Corporation and the Delaware Corporation have determined that, for the purpose of effecting the reincorporation of the Delaware Corporation in the State of Nevada, it is advisable, to the advantage of and in the best interests of the Delaware Corporation and its stockholders that the Delaware Corporation merge with and into Nevada Corporation upon the terms and subject to the conditions herein provided.

         There are no dissenting stockholders rights as a result of the Merger under the NRS or DGCL.

         The respective Boards of Directors of the Delaware Corporation and the Nevada Corporation and the stockholder of the Nevada Corporation have adopted and approved this Agreement, and the Board of Directors of the Delaware Corporation approved this Agreement and has directed that this Agreement be submitted to the stockholders of the Delaware Corporation for their consideration;

         NOW THEREFORE, in consideration of the premises and of the agreements, covenants and provisions hereinafter contained, the Nevada Corporation and the Delaware Corporation, by their respective Boards of Directors have agreed and do hereby agree as follows:

                                    ARTICLE I

         The address of both the Delaware Corporation and the Nevada Corporation is 1333 Main Street, Park City, UT 84060. Subject to the approval of the stockholders of the Delaware Corporation in accordance with the DGCL, the Delaware Corporation and the Nevada Corporation shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of Delaware and of the State of Nevada, by the Delaware Corporation merging into the Nevada Corporation, which shall be the Surviving Corporation. Such merger shall be effective a the time Articles of Merger are filed in the State of Nevada and a Certificate of Ownership and Merger are filed in the State of Delaware.

                                   ARTICLE II

         Upon the merger becoming effective as provided by the applicable laws of the State of Delaware and of the State of Nevada (the time when the merger shall so become effective being sometimes herein referred to as the "Effective Date of the merger") the following shall occur:

         1. The two Constituent Corporations shall be a single corporation, which shall be the Nevada Corporation as the surviving corporation, and the separate existence of the Delaware Corporation shall cease except to the extent provided by the laws of the State of Delaware applicable to a corporation after its merger into another corporation.

         2. The Nevada Corporation shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of a public or a private nature, of each of the Constituent Corporations. All property, real or personal, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in the Surviving Corporation without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

         3. The Nevada Corporation shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Corporations. Any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

         4. The aggregate amount of the net assets of the Constituent Corporations, which was available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for the payment of dividends by the Surviving Corporation.

         5. The Bylaws of the Nevada Corporation as existing and constituted immediately prior to the effective date of merger shall be and constitute the bylaws of the Surviving Corporation.

         6. The directors and officers of the Surviving Corporation shall, at the effective date of the merger be as follows:

         Randall K. Fields                  Chairman/CEO/President/Director
         Barbara J. Ray                     Chief Financial Officer/ Secretary
         Thomas W. Wilson, Jr.              Director
         Bernard F. Brennan                 Director
         Terry R. Peets                     Director
         Edward C. Dymtryk                  Director
         William R. Jones                   Director

                                   ARTICLE III

         The Articles of Incorporation of the Nevada Corporation, as filed in the office of the Secretary of State of the State of Nevada, shall constitute the Articles of Incorporation of the Surviving Corporation, until further amended in the manner provided by law.

                                   ARTICLE IV

         The manner and basis of converting the shares of each of the Constituent Corporations into shares of the Surviving Corporation is as follows:

         1. The 500 shares of stock of the Nevada Corporation now owned and held by the Delaware Corporation shall be canceled and no shares of stock of the Nevada Corporation shall be issued in respect thereto, and the capital of the Nevada Corporation shall be deemed to be reduced by the amount of Five Hundred Dollars ($500) the amount represented by said 500 shares of stock.

         2. Upon the Effective Date and by virtue of the Merger and without any action on the part of the holders thereof: (i) each outstanding share of common stock, par value $0.01 per share of the Delaware Corporation (the "Common Stock") immediately prior to the Effective Date will be converted into one (1) share of common stock, par value $0.01 per share of the Nevada Corporation (the "the Nevada Corporation Common Stock"); and (ii) each outstanding option, warrant or other securities convertible into shares of the Delaware Corporation's Common Stock will be automatically assumed by the Nevada Corporation and will be converted into the right to acquire an equal number of shares of the Nevada Corporation Common Stock, under the same terms and conditions as the original options, warrants and securities convertible of the Delaware Corporation.

                                    ARTICLE V

         The Delaware Corporation shall pay all expenses of carrying this Plan and Agreement of Merger into effect and accomplishing the merger herein provided for.

                                   ARTICLE VI

         If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title to any property or rights of the Delaware Corporation, the proper officers and directors of the Delaware Corporation shall, and will execute and make all such proper assignments and assurances in law and do all things necessary or proper to thus vest such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Plan and Agreement of Merger.

                                   ARTICLE VII

         This Plan and Agreement of Merger has been, or will be, submitted to and approved by the shareholders of each of the Constituent Corporations, as provided by law, and shall take effect upon the filing of Articles of Merger with the Secretary of State of the State of Nevada. Anything herein or elsewhere to the contrary notwithstanding, this Plan and Agreement of Merger may be abandoned by either of the Constituent Corporations by an appropriate resolution of its board of directors at any time prior to its approval or adoption by the shareholders and stockholders thereof, or by the mutual consent of the Constituent Corporations evidenced by appropriate resolutions of their respective boards of directors, at any time prior to the effective date of the merger.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflict of laws principles.

         IN WITNESS WHEREOF, the Nevada Corporation and the Delaware Corporation, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors and shareholders have caused this Plan and Agreement of Merger to be executed by the President of each party hereto.

Fields Technologies, Inc.                        Park City Group, Inc.
a Delaware corporation                           a Nevada corporation


By    /s/ Randall K. Fields                      By  /s/ Randall K. Fields
   ----------------------------                      --------------------------
   Randall K. Fields, President                      Randall Fields, President